                                                                   EXHIBIT 10.16

                            Tribune Media Services
                            ----------------------
                        435 N. Michigan Ave., Suite 1500
                        --------------------------------
                            Chicago, Illinois 60611
                            -----------------------
                                  312-222-8650
                                  ------------


              TRIBUNE MEDIA SERVICES TELEVISION LISTINGS AGREEMENT


This Agreement is made this June 1, 1998, between Tribune Media Services, Inc.,
(TMS), a Delaware corporation d/b/a TMS TV Listings and Pacific Digital Media, Inc. (Publisher). TMS TV Listings herein grants to Publisher the non-exclusive right and privilege of using TMS television program listings information within its "Product" (as defined in Addendum 1) located at 1003 Elwell Court, Palo Alto, California 94303 on terms and conditions set forth herein.

     1. TMS shall provide to Publisher [***] television programming listings as defined in Addendum 2. The service shall be delivered to Publisher over communication equipment owned by Publisher at Publisher's premises.

     2. (a) Publisher shall pay to TMS [***] fees as described in Addendum 4 for services provided hereunder. TMS will bill Publisher [***] and invoices shall be payable upon receipt.

     (b) This rate will increase [***] by [***] in successive years of this Agreement with the first increase on [***].

     3. Publisher shall pay all sums accruing in each [***] on or before the fifteenth day of the following [***]. Should it become necessary to institute collection proceedings, Publisher agrees to pay all costs, including reasonable attorneys' fees, whether or not suit is filed. Publisher consents to the personal jurisdiction of the courts of Illinois for all purposes and consents to venue in the courts of Cook County, Illinois. Any objections as to jurisdiction and venue being expressly waived.

     4. This Agreement shall continue for sixteen (16) months from June 1, 1998, and shall renew itself continuously for further terms of one (1) year each unless either party notifies the other by certified letter received by Publisher at 1003 Elwell Court, Palo Alto, California 94303 or by TMS at Tribune Media Services, Inc., 435 N. Michigan Avenue, Suite 1500, Chicago, Illinois 60611 at least [***] before the end of the then current term of its desire to terminate, in which event this agreement shall terminate at the end of the then current term. TMS may also terminate this agreement if any invoice specified in Clause Two above is not paid within [***] following receipt by Publisher. Notwithstanding the above, Publisher shall have the right to terminate this Agreement upon [***] notice to TMS if TMS fails to perform the services it has agreed to perform and if such failure continues for [***] days after Publisher gives TMS notice of the failure.

     5. Publisher agrees to review all TMS television program listing transmissions and immediately notify TMS of any changes necessary to Publisher's format or any mistakes, errors or omissions in data. TMS shall not be liable for any loss or damage arising to Publisher by reason of nondelivery, delay or interruption in delivery of data due to circumstances beyond the control of TMS, which shall include without limitation, failure of communication equipment. IN NO EVENT SHALL TMS' LIABILITY TO PUBLISHER OR ANY OTHER PARTY FOR MISTAKES, ERRORS, OR OMISSIONS IN DATA, FOR NONDELIVERY OR LATE DELIVERY OF DATA, EXCEED THE AMOUNT PAYABLE BY PUBLISHER TO TMS FOR THE DATA IN WHICH THE MISTAKE, ERROR, OR OMISSION OCCURRED, OR FOR THE DATA WHICH WAS NOT DELIVERED OR WAS NOT DELIVERED ON A TIMELY BASIS. IN NO EVENT SHALL TMS BE LIABLE FOR INCIDENTAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES OR LOST-PROFIT DAMAGES.

     6. TMS and Publisher (each, "the Indemnifying Party") shall indemnify and hold the other party and its Affiliates (as defined in this Agreement) and their respective employees, officers and directors (the Indemnified Party(ies)) harmless from and against any and all claims, damages, costs, expenses and other liabilities (whether under a theory of strict liability or otherwise) by third parties incurred by, or threatened, imposed or filed against, any Indemnified Party (including, without limitation,(a) costs of investigation and defense, which shall include without limitation court costs and reasonable attorney and other expert and third party fees and (b) to the extent permitted by Law, any fines, penalties and forfeitures in connection with any proceedings against an Indemnified Party) caused by (i) any breach of this Agreement by the Indemnifying Party; and (ii) any personal injury, property


CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[***]= CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

damage or physical damage or any other harm or damage, to any person resulting from or arising out of or related to the Indemnifying Party's performance or misperformance of any obligation under this Agreement; and (iii) an actual or alleged infringement of any patent, copyright, trademark, servicemark or other intellectual property right and/or interest (including without limitation, misappropriation of trade secrets) arising out of any action or inaction by an Indemnified Party and/or its agents or employees with respect to its obligations under this Agreement or any portion thereof, or any and all other materials or Services furnished directly or indirectly to, or the use thereof by, the Indemnifying Party(ies) (Infringement Claim(s)). The indemnification obligations under this Section 6 expressly include an obligation to indemnify the Indemnified Party for the actions or inactions of any and all agents, contractors, employees, officers, directors, subcontractors or other persons working for, under the director of, or on behalf of the Indemnifying Party with respect to its obligations under this Agreement. Affiliate(s) mean any corporation or other entity controlling, or controlled by, or under common control with, a person, as the case may be.

     7. Publisher shall not use any of the data provided by TMS hereunder except for use within its "Product."

     8.  CONFIDENTIAL/PROPRIETARY INFORMATION

     a. Licensed Data as Confidential/Proprietary Information. The parties acknowledge that the Licensed Data listed in Addendum 2 received by Publisher from TMS will be deemed Confidential/Proprietary Information, the use and disclosure of which is restricted by this Section.

     b. Security Conditions. Confidential/Proprietary Information will be maintained under secure conditions by Publisher using reasonable security measures but in any event (a) not less than the same security procedures used by Publisher for the protection of its own Confidential/Proprietary Information of a similar kind, and (b) any specific security measures required by this Agreement.

     c.  Non-Disclosure Obligation.

     i. Except as may be otherwise permitted by this Agreement, Publisher shall not disclose any Confidential/Proprietary Information to any third party without the prior consent of TMS.

    ii. Publisher may disclose the Confidential/Proprietary Information to those of its personnel who have a substantial need to know the specific information in question in connection with the Publisher's exercise of rights under this Agreement. All such Personnel will be instructed by Publisher that the Confidential/Proprietary Information is subject to the obligation of confidence set forth by this License Agreement.

     d. No Unauthorized Copying. Except as may be otherwise permitted by this Agreement, Publisher shall not copy, duplicate, reverse engineer, reverse compile, disassemble, record, or otherwise reproduce any part of Confidential/Proprietary Information, nor attempt to do any of the foregoing, without the prior written consent of TMS. Any tangible embodiments of the Confidential/Proprietary Information that may be generated by Publisher, either pursuant to or in violation of this Agreement, will be deemed to be the sole property of TMS and fully subject to the obligation of confidence set forth in this Section.

     e. Reports of Third-Party Misappropriation. Publisher shall immediately report to TMS any attempt by any person of which Publisher has knowledge (a) to use or disclose Confidential/Proprietary Information without authorization from TMS, or (b) copy, reverse assemble, reverse compile or otherwise reverse engineer any part of the Licensed Data.

     f. Post-Termination Procedures. Upon any termination of Publisher's right to possess and/or use Confidential/Proprietary Information (e.g., termination or expiration of the license), Publisher agrees not to use such Confidential/Proprietary Information in any way or form.

     9. In the event Publisher requests format revisions or additional service, there may be increases in the monthly rate set forth in Paragraph Two above, or an additional one-time charge, depending on the additional service requested. Specific rate increases or charges shall be provided to Publisher by TMS in advance of the actual format changes requested by Publisher.

     10. This Agreement shall be governed by and interpreted under the laws of the State of Illinois. This Agreement shall not take effect until accepted and executed by an officer of Tribune Media Services, Inc., at Chicago, Illinois.

     11. This Agreement contains the entire understandings of the parties concerning the subject matter herein, and supersedes and cancels all prior understandings, agreements, representations, oral or otherwise, between the parties. This Agreement may only be amended in writing.

In Witness Whereof, the undersigned have executed this Agreement on the dates indicated.


Accepted by:                       Accepted by:
Pacific Digital Media, Inc.        Tribune Media Services, Inc.

/s/ Anthony Wood                   /s/ Donald C. Kraska
-----------------------------      -----------------------------------
(Signature of Publisher)           (Signature of Tribune Media Services, Inc.,
                                   officer)

Anthony Wood                       Donald C. Kraska
-----------------------------      -----------------------------------
(Publisher)                        (Tribune Media Services, Inc., officer)

CEO                                VP/Finance
-----------------------------      -----------------------------------
(Title)                            (Title)

6/25/98                            7/14/98
-----------------------------      -----------------------------------
(Date)                             (Date)

ADDENDUM 1: PRODUCT DESCRIPTION AND LIMITATIONS OF USE

Publisher will use television program listings information provided by TMS exclusively on the electronic program guide of its Pacific Digital Media consumer hardware device or in subsequent usage agreed upon by both parties. No redistribution or derivative product uses are permitted without the express written consent of TMS.

ADDENDUM 2: DEFINITION OF SERVICE FOR LICENSED DATA

1. TV Schedules  ("Schedules"):
-------------------------------

SEE ATTACHED DOCUMENT "Data Specification: TV Schedules"


2. System-Specific Channel Lineups ("Channel Lineups"):
-------------------------------------------------------

SEE ATTACHED DOCUMENT "Data Specification: Channel Lineups"


Publisher agrees to accept the Licensed Data as defined in the attached documents during the term of this Agreement.

TMS agrees not to change the record format of the Licensed Data without deliberation, if at all, and only then by notifying Publisher in writing in advance.

TMS and Publisher agree that TMS may change the Licensed Data only by adding fields at the end of file(s) and/or possibly modifying field formats, but that TMS may not delete any fields.

ADDENDUM 3:

SUB-LICENSE AGREEMENT FOR NIELSENTV CODE DATA

End User shall be deemed a sublicensee of the Agreement between Tribune Media Services, Inc. ("Licensee") and Nielsen Media Research, Inc. ("NielsenTV") for use of NielsenTV's Cable On-Line Data ("CODE Data") and shall have a right to sublicense CODE Data subject to the restrictions and limitations under such Agreement. End User is permitted to store, analyze, reformat, print and display CODE Data in whole or in part from the TMS Service. End User may not redistribute such CODE Data in whole or in part, nor use such material in a commercial or business-related manner except in its capacity as a sublicensee as described herein. The termination of the Agreement between Tribune Media Services as Licensee and NielsenTV shall terminate any and all sublicense rights and privileges to End User.

ADDENDUM 4: FEES

On a [***] basis, within Publisher's [***], Publisher pays TMS the following:

1. TV Schedules:

[***]                  [***] for the Schedules defined in Addendum 2,
                       delivered once [***].
[***]                  [***] for the Schedules defined in Addendum 2,
                       delivered once [***].
[***]                  [***] for the Schedules defined in Addendum 2.
[***]                  [***] for the Schedules defined in Addendum 2.
[***]                  [***] for the Schedules defined in Addendum 2.
[***]                  [***] for the Schedules defined in Addendum 2.

[***] and on:          [***] for the Schedules defined in Addendum 2.


2. System-Specific Channel Lineups:

[***]                  [***] for [***] DBS lineups and [***] cable markets,
                       delivered once [***].
[***]                  [***] for [***] DBS lineups and [***] cable markets,
                       delivered once [***].
[***]                  [***] for the Channel Lineups defined in Addendum 2,
                       delivered once [***].
[***]                  [***] for the Channel Lineups defined in Addendum 2.
[***]                  [***] for the Channel Lineups defined in Addendum 2.
[***]                  [***] for the Channel Lineups defined in Addendum 2.

[***] and on:          [***] per Channel Lineup per [***] for the Channel
                       Lineups defined in Addendum 2.


[***] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        AMENDMENT TO THE DATA LICENSE AGREEMENT BETWEEN PACIFIC DIGITAL
                 MEDIA INC., AND TRIBUNE MEDIA SERVICES, INC.


This amendment, dated October 26, 1998, amends the Tribune Media Services TV Listings Agreement between Tribune Media Services, Inc., ("TMS") and Pacific Digital Media Inc., ("Publisher") dated June 1, 1998. The same terms of the referenced agreement will apply to the following amendments, which replace the first sentence of Section 4 and replace the entire Addendum 4: Fees:

Replace the first sentence in Section 4 with the following:

This Agreement shall continue for twenty-one (21) months from June 1, 1998, and shall renew itself continuously for further terms of one (1) year each unless either party notifies the other by certified letter received by Publisher at 1003 Elwell Court, Palo Alto, California 94303 or by TMS at Tribune Media Services, Inc., 435 N. Michigan Avenue, Suite 1500, Chicago, Illinois 60611 at least [***] before the end of the then current term of its desire to terminate, in which event this agreement shall terminate at the end of the then current term

Replace ADDENDUM 4: FEES with the following:

ADDENDUM 4: FEES

On a [***] basis, within Publisher's [***], Publisher pays TMS the following:

1. TV Schedules:

[***]               [***] for the Schedules defined in Addendum 2, delivered
                    once [***].
[***]               [***] for the Schedules defined in Addendum 2, delivered
                    once [***].
[***]               [***] for the Schedules defined in Addendum 2.
[***]               [***] for the Schedules defined in Addendum 2.
[***]               [***] for the Schedules defined in Addendum 2.
[***]               [***] for the Schedules defined in Addendum 2.
[***]               [***] for the Schedules defined in Addendum 2.
[***]               [***] for the Schedules defined in Addendum 2.
[***]               [***] for the Schedules defined in Addendum 2.
[***]               [***] for the Schedules defined in Addendum 2.
[***] and on:       [***] for the Schedules defined in Addendum 2.


2. System-Specific Channel Lineups:

[***]               [***] for [***] DBS lineups and [***] cable markets,
                    delivered once [***].
[***]               [***] for [***] DBS lineups and [***] cable markets,
                    delivered once [***].
[***]               [***] for the Channel Lineups defined in Addendum 2,
                    delivered once [***].
[***]               [***] for the Channel Lineups defined in Addendum 2.
[***]               [***] for the Channel Lineups defined in Addendum 2.
[***]               [***] for the Channel Lineups defined in Addendum 2.
[***]               [***] for the Channel Lineups defined in Addendum 2.
[***]               [***] for the Channel Lineups defined in Addendum 2.
[***]               [***] for the Channel Lineups defined in Addendum 2.
[***]               [***] for the Channel Lineups defined in Addendum 2.
[***] and on:       [***] per Channel Lineup per month for the Channel Lineups defined in Addendum 2.

[***] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Accepted by:
Pacific Digital Media, Inc.             Tribune Media Services, Inc.


By:       /s/ Anthony Wood              By:       /s/ Donald C. Kraska
   -------------------------------         -------------------------------------

          Anthony Wood                             Donald C. Kraska
----------------------------------      ----------------------------------------
Printed name                            Printed name


          CEO                                      VP/Finance
----------------------------------      ----------------------------------------
Title                                   Title


          6/25/98                                  7/14/98
----------------------------------      ----------------------------------------
Date                                    Date



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